[THE STATE OF TEXAS LOGO]
                                                                    EXHIBIT 3.39

                                                               FILED
                                                        In the Office of the
OFFICE OF THE SECRETARY OF STATE                     Secretary of State of Texas
CORPORATIONS SECTION
P.O. BOX 13697                                              JAN 10 2000
AUSTIN, TEXAS 78711-3697
                                                        CORPORATIONS SECTION
================================================================================

                       CERTIFICATE OF LIMITED PARTNERSHIP

1.  The name of the limited partnership is  IRWIN ACQUISITION, L.P.
                                            ------------------------------------

    ----------------------------------------------------------------------------

2. The street address of its proposed registered office in Texas is (a P.O. Box is not sufficient)
    c/o C T Corporation System, 350 N St Paul Street, Dallas, Texas 75201
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    and the name of its proposed registered agent in Texas at such address is
                                                                             ---
    C T Corporation System
    ----------------------------------------------------------------------------

3. The address of the principal office in the United States where records of the partnership are to be kept or made available is
                                                       -------------------------
         1401 FORUM WAY, SUITE 400, WEST PALM BEACH, FL 33401
    ----------------------------------------------------------------------------

4. The name, the mailing address, and the street address of the business or residence of each general partner is as follows:

                 NAME                       MAILING ADDRESS                 STREET ADDRESS
                                         (include city, state,           (include city, state,
                                          zip code)                       zip code)
    SCHATZ UNDERGROUND CABLE, INC.       829 PARK LAMAR, DR.                     SAME
    ------------------------------     --------------------------      -------------------------
                                         VILLA RIDGE, MO 63089
    ------------------------------     --------------------------      -------------------------

    ------------------------------     --------------------------      -------------------------


    DATE SIGNED: 1/10/00                        SCHATZ UNDERGROUND CABLE, INC.
                ---------
                                                 BY: /s/ WILLIAM J. MERCURIO
                                                    --------------------------
                                                    EXECUTIVE VICE PRESIDENT

                                           /s/ WILLIAM J. MERCURIO
                                          ----------------------------
                                               GENERAL PARTNER(S)

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                                                               FILED
                                                        In the Office of the
                                                     Secretary of State of Texas

                                                            FEB 02 2000

                                                         Corporation Section

                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                            IRWIN ACQUISITION, L.P.

                                JANUARY 31, 2000


Pursuant to the provisions of Section 2.02 of the Texas Revised Limited Partnership Act, Irwin Acquisition, L.P., a Texas limited partnership (the "Partnership"), whose certificate was filed with the Texas Secretary of State of January 10, 2000, adopts the following Certificate of Amendment to its Certificate of Limited Partnership.


FIRST: The name of the limited partnership is IRWIN ACQUISITION, L.P.

SECOND:  Amendment(s):

    ARTICLE 1. shall be amended in its entirety to read as follows:

                The name of the limited partnership is
                Irwin Telecom Services, L.P.

THIRD: This Certificate of Amendment shall be effective at the time of its filing with the Texas Secretary of State.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]
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     IN WITNESS WHEREOF, the undersigned officer of the General Partner of the
Partnership has executed this Certificate of Amendment on the date first written above.


                                        IRWIN ACQUISITION, L.P.,

                                        By its: General Partner

                                        SCHATZ UNDERGROUND CABLE, INC.


                                        By: /s/ William J. Mercurio
                                            -------------------------------
                                                William J. Mercurio
                                                Executive Vice President